Provisions	12 Months Ended
Dec. 31, 2023
Other Provisions, Contingent Liabilities, and Contingent Assets [Abstract]
Provisions	Provisions
The movement in provision for asset retirement obligations and restructuring expenses during the years ended December 31, 2023 and 2022 is as follows:

(in millions)	December 31, 2023	December 31, 2022
Beginning balance	$298	$349
Arising during the period	2	2
Accretion cost	5	(4)
Restructuring expenses	71	91
Utilized(1)	(136)	(52)
Released to the consolidated statements of operations(2)	$—	(88)
Ending balance	$240	$298
(1) Includes $10 million and $40 million related to asset retirement obligations, $126 million and $5 million related to restructuring expense and $0 and $7 million related to sale of EFK business for the years ended December 31, 2023 and 2022, respectively.
(2) Relates to the derecognition of asset retirement obligation related to the sale of the EFK business.
The Company records a provision for site restoration costs as required by legal and contractual obligations if assessed to be probable that it will incur such costs. Because of the long-term nature of the liability, the greatest uncertainty in estimating the provision is the costs that will be incurred. The Company has estimated costs based on currently available information provided by experts about the extent of restoration work required.
The provision has been calculated using a discount rate of 1.72% to 3.35% (2022: 1.58% to 4.04%), which is the risk-free rate in the jurisdiction of the liability. The site restoration costs are expected to be incurred on site abandonment for owned property and on lease expiration for leasehold land. The expected timing of incurring site restoration costs is consistent with the remaining useful lives of the underlying property, plant and equipment.
See Note 21 for information regarding the Company’s restructuring initiative.